Exhibit 99.4

NOVATION CONFIRMATION

Date:	August 9, 2006

To:	People’s Choice Home Loan, Inc.
Phone #: 949-265-7165
Fax #: 949-453-9607

To:	People’s Choice Home Loan Securities Corp (“Counterparty”)
Phone #: 949-265-7165
Fax #: 949-453-9607
Attn: David Malmon

From:	The Bank of New York (“BNY”)
Derivative Products Support Department
32 Old Slip, 16th Floor
New York, New York 10286
Attn: Kenny Au-Yeung
Phone #: 212-804-5103
Fax #: 212-804-5818/5837

Re:	Novation Transaction

Transaction Reference Number: 38204a

Dear Sir or Madam:

The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below.

1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the “Definitions”) and the terms and provisions of 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) 2000 ISDA Definitions and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

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2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

Novation Date:	August 9, 2006

Novated Amount:	The full Notional Amount specified as of the relevant date in Schedule I of the New Confirmation.

Transferor:	People’s Choice Home Loan, Inc.

Transferee:	People’s Choice Home Loan Securities Corp.

Remaining Party:	BNY

New Agreement between Transferee and Remaining Party:	The ISDA Form Master Agreement as provided in the Confirmation between Transferee and Remaining Party dated as of August 9, 2006 (the “New Confirmation”).

3. The terms of each Old Transactions to which this Novation Confirmation relates, shall be specified in the copy of the Old Confirmation Attached hereto as Exhibit A.

4. The terms of the New Transaction to which this Novation Confirmation relates shall be evidenced by a New Confirmation attached hereto as Exhibit B.

Full First Calculation Period: Applicable

5. The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to each Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to each New Transaction.

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THE BANK OF NEW YORK		PEOPLE’S CHOICE HOME LOAN, INC.

By:	/s/ Renee Etheart	By:	/s/ Brad Plantiko
Name:	Renee Etheart	Name:	Brad Plantiko
Title:	Vice President	Title:	EVP - Finance and Operations
Date:	August 9, 2006	Date:	August 9, 2006

PEOPLE’S CHOICE HOME LOAN SECURITIES CORP

By:	/s/ Brad Plantiko
Name:	Brad Plantiko
Title:	Treasurer, CFO and CAO
Date:	August 9, 2006

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NOVATION CONFIRMATION

Date:	August 9, 2006

To:	People’s Choice Home Loan Securities Corp
Phone #: 949-265-7165
Fax #: 949-453-9607

To:	Wells Fargo Bank, National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust of People’s Financial Realty Mortgage Securities Trust, Series 2006-1 (“Counterparty”)
Phone #: 410-884-2196
Fax #: 410-715-4513
Attn: Darron Woodus

From:	The Bank of New York (“BNY”)
Derivative Products Support Department
32 Old Slip, 16th Floor
New York, New York 10286
Attn: Kenny Au-Yeung
Phone #: 212-804-5103
Fax #: 212-804-5818/5837

Re:	Novation Transaction

Transaction Reference Number: 38204b

Dear Sir or Madam:

The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below.

1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the “Definitions”) and the terms and provisions of 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) 2000 ISDA Definitions and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

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2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

Novation Date:	August 9, 2006

Novated Amount:	The full Notional Amount specified as of the relevant date in Schedule I of the New Confirmation.

Transferor:	People’s Choice Home Loan Securities Corp

Transferee:	Wells Fargo Bank, National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust of People’s Financial Realty Mortgage Securities Trust, Series 2006-1

Remaining Party:	BNY

New Agreement between Transferee and Remaining Party:	The ISDA Form Master Agreement as provided in the Confirmation between Transferee and Remaining Party dated as of August 9, 2006 (the “New Confirmation”).

3. The terms of each Old Transactions to which this Novation Confirmation relates, shall be specified in the copy of the Old Confirmation Attached hereto as Exhibit B.

4. The terms of the New Transaction to which this Novation Confirmation relates shall be evidenced by a New Confirmation attached hereto as Exhibit C.

Full First Calculation Period: Applicable

5. The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to each Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to each New Transaction.

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THE BANK OF NEW YORK		PEOPLE’S CHOICE HOME LOAN SECURITIES CORP

By:	/s/ Renee Etheart	By:	/s/ Brad Plantiko
Name:	Renee Etheart	Name:	Brad Plantiko
Title:	Vice President	Title:	Treasurer, CFO and CAO
Date:	August 9, 2006	Date:	August 9, 2006

WELLS FARGO BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE FOR THE SUPPLEMENTAL INTEREST TRUST OF PEOPLE’S FINANCIAL REALTY MORTGAGE SECURITIES TRUST, SERIES 2006-1

By:	/s/ Darron C. Woodus
Name:	Darron C. Woodus
Title:	Assistant Vice President
Date:	August 9, 2006

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DATE:	August 9, 2006

TO:	People’s Choice Home Loan, Inc.
Phone #: 949-265-7165
Fax #: 949-453-9607

ATTN:	Corporate Trust Administration

FROM:	The Bank of New York
Derivative Products Support Department
32 Old Slip, 16th Floor
New York, New York 10286
Attn: Kenny Au-Yeung
Phone #: 212-804-5103
Fax #: 212-804-5818/5837

RE:	Transaction Reference Number: 38204

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“BNY”) and People’s Choice Home Loan, Inc. (“Counterparty”), under the Pooling and Servicing Agreement, dated as of July 1, 2006, among People’s Choice Home Loan Securities Corp., as Depositor, Wells Fargo Bank, National Association, as Master Servicer, Securities Administrator, and Supplemental Interest Trust Trustee, People’s Choice Home Loan, Inc., as the Seller, HSBC Bank USA, National Association, as the Trustee and EMC Mortgage Corporation, as the Servicer (the “Pooling and Servicing Agreement”, capitalized terms defined therein and not otherwise defined herein having the meanings herein as therein defined). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a “Confirmation” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1. Definitions; ISDA Form Master Agreement. This Agreement incorporates the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”), but rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction, and this Confirmation supplements, forms part of and is subject to the same. Terms capitalized but not defined herein (except in the Definitions) shall have the respective meanings attributed to them in the Pooling and Servicing Agreement. Each party hereto agrees that the Master Agreement deemed to have been executed by the parties hereto shall be the same Master Agreement referred to in the agreement setting forth the terms of transaction reference number 38205. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Each reference to a “Section” (unless specifically referencing the Pooling and Servicing Agreement) or to a “Section” “of this Agreement” will be construed as a reference to a Section of the ISDA Form Master Agreement, and each reference to a “Paragraph” is to a Paragraph of this Confirmation.

2. Certain Transaction Terms. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	With respect to any Calculation Period, the amount set forth for such period on Schedule I attached hereto.

Trade Date:	July 28, 2006

Effective Date:	August 9, 2006

Termination Date	June 25, 2011, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amount:

Fixed Rate Payer:	Counterparty

Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing August 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Payer Payment Dates:	Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Rate:	5.67%

Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	BNY

Floating Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing August 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Floating Rate for initial Calculation Period:	Full one month LIBOR rate for August 9, 2006 and not an interpolated rate.

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York

Calculation Agent:	BNY

Additional Payment:	BNY shall pay Counterparty, USD 4,652,000.00 on August 9, 2006

3. Additional Provisions. Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transaction, as applicable.

4. Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1) Netting. The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Master Agreement:

(a) “Specified Entity” is not applicable to BNY or Counterparty for any purpose.

(b) “Specified Transaction” is not applicable to BNY or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or Counterparty.

(c) The “Cross Default” provisions of Section 5(a)(vi) will not apply to BNY or to Counterparty.

(d) The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to BNY or Counterparty.

(e) “Bankruptcy Provisions”. With respect to Counterparty, Section 5(a) (vii) (2) shall be deleted in its entirety, “trustee” and “custodian” in Section 5(a)(vii)(6) shall not include the Supplemental Interest Trust Trustee, and the words “specifically authorized” are inserted before the word “action” in Section 5(a)(vii)(9).

(f) The “Automatic Early Termination” provision of Section 6(a) will not apply to BNY or to Counterparty.

(g) Payments on Early Termination. For the purpose of Section 6(e):

(i) Market Quotation will apply.

(ii) the Second Method will apply.

(h) “Termination Currency” means United States Dollars.

(i) Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

3) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of BNY and Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i) the accuracy of any representations made by the other party pursuant to Section 3(f);

(ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d);

provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f), each of BNY and Counterparty make the following representations.

The following representation will apply to BNY:

It is a “U.S. person” (as that term is used in section 1.441-4(a)(3)(ii) of the United States Treasury Regulation) for United States federal income tax purposes.

The following representation will apply to the Counterparty:

The beneficial owner of the payments made to the Counterparty under this Agreement, is either: (A) a “U.S. person” (as that term is used in section 1.441-4(a)(3)(ii) of the United States Treasury Regulation) for United States federal income tax purposes; or (B) (1) a “non-U.S. branch of a foreign person” as that term is used in section 1.1441-4(a)(3)(ii) of the Regulations for United States federal income tax purposes, and (2) a “foreign person” as that term is used in section 1.6041-4(a)(4) of the Regulations for United States federal income tax purposes…

4) Payment Defaults. The ISDA Form Master Agreement is hereby amended as follows:

The word “third” shall be replaced by the word “first” in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BNY and Counterparty	Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate	Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2) Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BNY and Counterparty	Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be	Upon the execution and delivery of this Agreement and such Confirmation	Yes

BNY and Counterparty	A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be	Upon the execution and delivery of this Agreement and such Confirmation	Yes

BNY and the Counterparty	An opinion of counsel with respect to the due authorization, execution and enforceability of this Agreement and with respect to Counterparty a security interest opinion, in each case, acceptable to the other party hereto.	Upon the execution and delivery of this Agreement and such Confirmation	Yes

BNY	A copy of the most recent publicly available regulatory call reports of such party.	Promptly after request by the other party	Yes

6) Miscellaneous.

(a) Address for Notices: For the purposes of Section 12(a):

Address for notices or communications to BNY:

Address:	The Bank of New York
Swaps and Derivatives Products Group
Treasury Division
32 Old Slip, 15th Floor
New York, New York 10286
Attention:	Stephen M. Lawler
Facsimile:	212-495-1015
Phone:	212-804-2137

with a copy to:

Address:	The Bank of New York
Swaps and Derivative Products Group
32 Old Slip 16th Floor
New York, New York 10286
Attention:	Andrew Schwartz
Facsimile:	212-804-5818/5837
Phone:	212-804-5103

(For all purposes)

Address for notices or communications to Counterparty:

Address:	Wells Fargo Bank, N.A., as
Supplemental Interest Trust Trustee for
People Financial Realty Mortgage Securities Trust, Series 2006-1
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Client Manager, People’s Financial Realty Mortgage Securities Trust, Series 2006-1

With a copy to:

Address:	People’s Choice Home Loan Inc.
7515 Irvine Center Drive
Irvine, California 92618
Attn: General Counsel

Address:	People’s Choice Financial Corporation Asset Management Group
103 Carnegie Center, Suite 111
Princeton, NJ 08540
Attn: Head of Asset Management

(For all purposes)

(b) Process Agent. For the purpose of Section 13(c):

BNY appoints as its Process Agent: Not Applicable

Counterparty appoints as its Process Agent: Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor Counterparty have any Offices other than as set forth in the Notices Section (without regard to any address to which copies of notices shall be delivered) and BNY agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section10(c):

BNY is not a Multibranch Party.

Counterparty is not a Multibranch Party.

(e) Credit Support Document. Not applicable for either BNY, except with respect to collateral posted pursuant to Section 9, or Counterparty.

(f) Credit Support Provider.

BNY: Not applicable, except with respect to any guaranty delivered pursuant to Section 9.

Counterparty: Not applicable

(g) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401.

(h) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(i) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(j) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any proceeding under federal or state law relating to this Agreement or any Credit Support Document.

(k) Set-Off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.

(l) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(m) Additional Definitional Provisions. As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Moody’s” means Moody’s Investors Service, Inc., or any successor.

“Fitch” means Fitch Ratings, or any successor.

“S&P” means Standard & Poor’s Ratings Services, or any successor.

(n) Supplemental Interest Trust Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Supplemental Interest Trust Trustee, not individually or personally but solely as Supplemental Interest Trust Trustee, (b) each of the representations, undertakings and agreements herein made on the part of Counterparty are made and intended not as personal representations, undertakings and agreements by Wells Fargo Bank, National Association but is made and intended for the purpose of binding only Counterparty, (c) nothing herein contained shall be construed as creating any liability on Wells Fargo Bank, National Association or the Securities Administrator acting on behalf of Wells Fargo Bank, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve either Wells Fargo Bank, National Association or the Securities Administrator from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall either Wells Fargo Bank, National Association or the Securities Administrator acting on behalf of Wells Fargo Bank, National Association be personally liable for the payment of any indebtedness or expenses of Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Counterparty under this Agreement or any other related documents. Any resignation or removal of Wells Fargo Bank, National Association as Supplemental Interest Trust Trustee under the Pooling and Servicing Agreement shall require the assignment of this agreement to Wells Fargo Bank, National Association’s replacement.

(o) Additional Provisions. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Counterparty.

7) “Affiliate”: BNY and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Additional Termination Events. Additional Termination Events will apply: The following shall constitute Additional Termination Events, and the Affected Party in respect thereof shall be as designated below:

(a) If a Collateralization Event or a Ratings Event has occurred and BNY has not, within 21 days or 10 days, respectively, complied with Paragraph 4(9) of this Confirmation. then an

Additional Termination Event shall have occurred as to which BNY shall be the sole Affected Party.

(b) If (i) the Terminator gives notice pursuant to Section 10.01 of the Pooling and Servicing Agreement to BNY or the Supplemental Interest Trust Trustee of its termination of the Trust, or if notice is otherwise received by BNY or the Supplemental Interest Trust Trustee from the Servicer or the Subservicer of its termination of the Trust in accordance with the Pooling and Servicing Agreement, (ii) a final distribution notice is given to BNY or to the Certificateholders under Section 10.01 of the Pooling and Servicing Agreement, (iii) an Event of Default occurs under the Pooling and Servicing Agreement followed by the liquidation of any or all of the Trust Estate pursuant to Section 8.01 of the Pooling and Servicing Agreement, (iv) any other notice of the occurrence of an early termination of the Pooling and Servicing Agreement or a final distribution thereunder is provided to the Supplemental Interest Trust Trustee, the Certificateholders or BNY, or (v) the Pooling and Servicing Agreement is modified without the consent of BNY and such modification materially and adversely affects BNY’s interest. The Counterparty shall be the sole Affected Party.

(c) BNY shall fail to comply with the provisions of Paragraph 4(10) of this Confirmation within the time provided for therein. BNY shall be the sole Affected Party.

9) Rating Agency Downgrade. For purposes of each Transaction:

(i) Certain Definitions.

(A) “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, that the Trustee shall have received prior written confirmation from each of the applicable Rating Agencies, and shall have provided notice thereof to BNY, that the proposed action or inaction (x) would not cause a downgrade or withdrawal of the then-current ratings of the Certificates, or (y) will result in reconfirmation of all ratings of the Certificates which were in effect immediately prior thereto, as the case may be.

(B) “Qualifying Ratings” means, with respect to the debt of any assignee or guarantor under Paragraph 4(9)(ii) below,

(x) Moody’s. a short-term unsecured and unsubordinated debt rating of at least “P-1” (not on watch for downgrade), and a long-term unsecured and unsubordinated debt of at least “A1” (not on watch for downgrade) (or, if it has no short-term unsecured and unsubordinated debt rating from Moody’s, a long term rating of at least “Aa3” (not on watch for downgrade), by Moody’s, and

(y) S&P. a short-term unsecured and unsubordinated debt rating of at least “A-1” by S&P, (or, if it has no short-term unsecured and unsubordinated debt rating from S&P, a long term unsecured and unsubordinated debt rating of at least “A+” from S&P, and

(z) Fitch. a short-term unsecured and unsubordinated debt rating of at least “F-1” by Fitch and long-term unsecured and unsubordinated debt rating of at least “A” from Fitch.

(C) A “Collateralization Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x) Moody’s. its short-term unsecured and unsubordinated debt rating is reduced to “P-1” (and is on watch for downgrade) or below, and its long-term unsecured and unsubordinated debt is reduced to “A1” (and is on watch for downgrade) or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “Aa3” (and is on watch for downgrade) or below) by Moody’s, or

(y) S&P. its short-term unsecured and unsubordinated debt rating is reduced below “A-1” by S&P (or, if it has no short-term unsecured and unsubordinated debt rating from S&P, a long term unsecured and unsubordinated debt rating of at least “A+” from S&P); or

(z) Fitch. its short-term unsecured and unsubordinated debt rating is reduced below “F-1” by Fitch or its long-term unsecured and unsubordinated debt rating is reduced below “A” by Fitch.

(D) A “Ratings Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x) Moody’s. its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to “P-2” or below by Moody’s and its long-term unsecured and unsubordinated debt is reduced to “A3” or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “A2” or below) by Moody’s, or

(y) S&P. its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “BBB-” by S&P, or

(z) Fitch. its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “BBB-” by Fitch.

For purposes of (C) and (D) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider, but they shall be deemed not to occur if, within 21 days (or, in the case of a Ratings Event, 10 Business Days) thereafter, each of the applicable Rating Agencies has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto. For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral.

(ii) Actions to be Taken Upon Occurrence of Event. Subject, in each case set forth in (A) and (B) below, to satisfaction of the Rating Agency Condition:

(A) Collateralization Event. If a Collateralization Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within 21 days of such Collateralization Ratings Event:

(1) post collateral under agreements and other instruments approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates,

(2) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

(3) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

(4) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of their Certificates.

(B) Ratings Event. If a Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within ten (10) Business Days of such Ratings Event:

(1) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

(2) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

(3) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates.

10) Compliance with Regulation AB. For purposes of Item 1115 of Subpart 229.1100 – Asset Backed Securities (Regulation AB) (17 C.F.R. ss.ss.229.1100 – 229.1123) (“Regulation AB”) under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as amended and interpreted by the Securities and Exchange Commission and its staff, if the Depositor or the Counterparty makes a determination, acting reasonably and in good faith, that (x) the applicable “significance percentage” with respect to this Agreement has been reached, and (y) it has a reporting obligation under the Exchange Act, then BNY shall, within five (5) Business Days after notice to that effect, at its sole expense, take one of the following actions (each subject to satisfaction of the applicable requirements of the Rating Agencies): (1) provide (including, if permitted by Regulation AB, provision by reference to reports filed pursuant to the Exchange Act or otherwise publicly available information): (A) the financial data required by Item 301 of Regulation S–K (17 C.F.R. §229.301), pursuant to Item 1115(b)(1); (B) financial statements meeting the requirements of Regulation S–X (17 C.F.R. §§210.1–01 through 210.12–29, but excluding 17 C.F.R. ss. 210.3–05 and Article 11 of Regulation S–X (17 C.F.R. ss. ss. 210.11–01 through 210.11–03)), pursuant to Item 1115(b)(2); or (C) such other financial information as may at the time be required or permitted to be provided in satisfaction of the requirements of Item 1115(b), together with accountants consents and/or a procedure letter relating thereto; or (2) deliver collateral pursuant to an ISDA Credit Support Annex (subject to New York Law) in an amount sufficient to reduce the “significance percentage” below the requirements of Item 1115(b)(1) or of Item 1115(b)(2), respectively; or (3) secure another entity able to comply with the requirements of Item 1115(b) of Regulation AB to replace BNY as party to this Agreement, on substantially similar terms, the debt rating of which entity (or credit support provider therefor) meets or exceeds the applicable requirements of the applicable Rating Agencies.

11) Payment Instructions. BNY hereby agrees that, unless notified in writing by Counterparty of other payment instructions, any and all amounts payable by BNY to Counterparty under this Agreement shall be paid to Counterparty at the account specified in Paragraph 5 of this Confirmation.

12) Additional Representations. Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g) Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction (and, with respect to (6) below, at all times) that:—

(1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

(5) Eligible Contract Participant. (A) It is an “eligible contract participant” as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction is executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

(6) ERISA. It is not a pension plan or employee benefits plan, and it is not using assets of any such plan in connection with the Transaction hereunder.”

13) Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty or the Securities Administrator on behalf of the Counterparty, hereunder are limited recourse obligations of Counterparty or the Securities Administrator on behalf of the Counterparty, payable solely from the Payment Account and the proceeds thereof, in accordance with and in the priority described in the terms of the Pooling and Servicing Agreement. In the event that the amounts available to make such payments under the Pooling and Servicing Agreement should be insufficient to satisfy all claims outstanding and following the termination of the Payment Account, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. Neither the Supplemental Interest Trust Trustee nor the Securities Administrator shall have liability for any failure or delay in making a payment hereunder to BNY due to any failure or delay in receiving amounts in the Payment Account from the Issuer.

14) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Agreement shall be permitted by either party unless each of S&P, Moody’s and Fitch, has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings on the certificates issued under the Pooling and Servicing Agreement (the “Certificates”).

15) Proceedings. BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty or the Supplemental Interest Trust Trustee or any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) following payment in full of the Certificates.

5. Account Details and Settlement Information:

Payments to BNY:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Caps

Payments to Counterparty:

Comerica Bank

1650 Ximeno Ave.,

Long Beach, CA 90804

ABA #: 121137522

Beneficiary: People’s Choice Home Loan, Inc.

Beneficiary Account: 1891206680 General Account

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BNY a facsimile of the fully-executed Confirmation follow by a fully executed Original to The Bank of New York 32 Old Slip, 16th Floor, New York, New York 10286 Attn: Kenny Au-Yeung, Facsimile No. 212-804-5818/5837.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:	/s/ Renee Etheart
Name: Renee Etheart
Title: Vice President

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

PEOPLE’S CHOICE HOME LOAN, INC.

By:	/s/ Brad Plantiko
Name: Brad Plantiko
Title: EVP - Finance and Operations

SCHEDULE I

(subject to adjustment in accordance with the Following Business Day Convention)

From and including	To but excluding	Notional Amount (in USD)
08/09/06	08/25/06	1,003,167,728.82
08/25/06	09/25/06	992,994,081.38
09/25/06	10/25/06	979,952,900.90
10/25/06	11/25/06	963,416,520.09
11/25/06	12/25/06	945,365,576.77
12/25/06	01/25/07	925,800,070.94
01/25/07	02/25/07	904,720,002.60
02/25/07	03/25/07	882,125,371.74
03/25/07	04/25/07	855,495,169.38
04/25/07	05/25/07	827,200,674.02
05/25/07	06/25/07	798,701,776.24
06/25/07	07/25/07	770,786,368.26
07/25/07	08/25/07	743,265,589.84
08/25/07	09/25/07	716,578,182.88
09/25/07	10/25/07	691,433,949.87
10/25/07	11/25/07	664,826,374.87
11/25/07	12/25/07	637,391,993.05
12/25/07	01/25/08	599,293,108.01
01/25/08	02/25/08	563,310,545.16
02/25/08	03/25/08	529,519,464.00
03/25/08	04/25/08	497,780,949.84
04/25/08	05/25/08	467,956,475.47
05/25/08	06/25/08	439,993,833.26
06/25/08	07/25/08	325,147,884.14
07/25/08	08/25/08	305,375,617.75
08/25/08	09/25/08	286,789,540.18
09/25/08	10/25/08	269,310,813.14
10/25/08	11/25/08	252,827,953.96
11/25/08	12/25/08	243,050,957.66
12/25/08	01/25/09	233,718,259.14
01/25/09	02/25/09	224,711,879.09

02/25/09	03/25/09	216,018,408.84
03/25/09	04/25/09	207,626,735.01
04/25/09	05/25/09	199,526,188.38
05/25/09	06/25/09	191,706,859.81
06/25/09	07/25/09	184,158,794.85
07/25/09	08/25/09	176,871,942.91
08/25/09	09/25/09	169,840,060.57
09/25/09	10/25/09	163,081,409.56
10/25/09	11/25/09	156,573,314.71
11/25/09	12/25/09	150,287,960.67
12/25/09	01/25/10	144,216,161.47
01/25/10	02/25/10	138,350,629.05
02/25/10	03/25/10	132,684,327.19
03/25/10	04/25/10	127,210,460.74
04/25/10	05/25/10	121,922,467.31
05/25/10	06/25/10	116,814,009.27
06/25/10	07/25/10	111,878,966.05
07/25/10	08/25/10	107,111,426.62
08/25/10	09/25/10	102,505,682.30
09/25/10	10/25/10	98,056,219.86
10/25/10	11/25/10	93,757,714.71
11/25/10	12/25/10	89,605,024.49
12/25/10	01/25/11	85,593,182.76
01/25/11	02/25/11	81,717,392.99
02/25/11	03/25/11	77,973,022.72
03/25/11	04/25/11	74,355,597.87
04/25/11	05/25/11	70,860,838.92
05/25/11	06/25/11	67,477,326.19

DATE:	August 9, 2006

TO:	People’s Choice Home Loan Securities Corp.
Phone #: 949-265-7165
Fax #: 949-453-9607

ATTN:	Corporate Trust Administration

FROM:	The Bank of New York
Derivative Products Support Department
32 Old Slip, 16th Floor
New York, New York 10286
Attn: Kenny Au-Yeung
Phone #: 212-804-5103
Fax #: 212-804-5818/5837

RE:	Transaction Reference Number: 38204

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“BNY”) and People’s Choice Home Loan, Inc. (“Counterparty”), under the Pooling and Servicing Agreement, dated as of July 1, 2006, among People’s Choice Home Loan Securities Corp., as Depositor, Wells Fargo Bank, National Association, as Master Servicer, Securities Administrator, and Supplemental Interest Trust Trustee, People’s Choice Home Loan, Inc., as the Seller, HSBC Bank USA, National Association, as the Trustee and EMC Mortgage Corporation, as the Servicer (the “Pooling and Servicing Agreement”, capitalized terms defined therein and not otherwise defined herein having the meanings herein as therein defined). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a “Confirmation” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1. Definitions; ISDA Form Master Agreement. This Agreement incorporates the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”), but rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction, and this Confirmation supplements, forms part of and is subject to the same. Terms capitalized but not defined herein (except in the Definitions) shall have the respective meanings attributed to them in the Pooling and Servicing Agreement. Each party hereto agrees that the Master Agreement deemed to have been executed by the parties hereto shall be the same Master Agreement referred to in the agreement setting forth the terms of transaction reference number 38205. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Each reference to a “Section” (unless specifically referencing the Pooling and Servicing Agreement) or to a “Section” “of this Agreement” will be construed as a reference to a Section of the ISDA Form Master Agreement, and each reference to a “Paragraph” is to a Paragraph of this Confirmation.

2. Certain Transaction Terms. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	With respect to any Calculation Period, the amount set forth for such period on Schedule I attached hereto.

Trade Date:	July 28, 2006

Effective Date:	August 9, 2006

Termination Date	June 25, 2011, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amount:

Fixed Rate Payer:	Counterparty

Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing August 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Payer Payment Dates:	Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Rate:	5.67%

Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	BNY

Floating Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing August 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Floating Rate for initial Calculation Period:	Full one month LIBOR rate for August 9, 2006 and not an interpolated rate.
Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York

Calculation Agent:	BNY

3. Additional Provisions. Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transaction, as applicable.

4. Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1) Netting. The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Master Agreement:

(a) “Specified Entity” is not applicable to BNY or Counterparty for any purpose.

(b) “Specified Transaction” is not applicable to BNY or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or Counterparty.

(c) The “Cross Default” provisions of Section 5(a)(vi) will not apply to BNY or to Counterparty.

(d) The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to BNY or Counterparty.

(e) “Bankruptcy Provisions”. With respect to Counterparty, Section 5(a) (vii) (2) shall be deleted in its entirety, “trustee” and “custodian” in Section 5(a)(vii)(6) shall not include the Supplemental Interest Trust Trustee, and the words “specifically authorized” are inserted before the word “action” in Section 5(a)(vii)(9).

(f) The “Automatic Early Termination” provision of Section 6(a) will not apply to BNY or to Counterparty.

(g) Payments on Early Termination. For the purpose of Section 6(e):

(i) Market Quotation will apply.

(ii) the Second Method will apply.

(h) “Termination Currency” means United States Dollars.

(i) Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

3) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of BNY and Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i) the accuracy of any representations made by the other party pursuant to Section 3(f);

(ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d);

provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f), each of BNY and Counterparty make the following representations.

The following representation will apply to BNY:

It is a “U.S. person” (as that term is used in section 1.441-4(a)(3)(ii) of the United States Treasury Regulation) for United States federal income tax purposes.

The following representation will apply to the Counterparty:

The beneficial owner of the payments made to the Counterparty under this Agreement, is either: (A) a “U.S. person” (as that term is used in section 1.441-4(a)(3)(ii) of the United States Treasury Regulation) for United States federal income tax purposes; or (B) (1) a “non-U.S. branch of a foreign person” as that term is used in section 1.1441-4(a)(3)(ii) of the Regulations for United States federal income tax purposes, and (2) a “foreign person” as that term is used in section 1.6041-4(a)(4) of the Regulations for United States federal income tax purposes…

4) Payment Defaults. The ISDA Form Master Agreement is hereby amended as follows:

The word “third” shall be replaced by the word “first” in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BNY and Counterparty	Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate	Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2) Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

BNY and Counterparty	Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be	Upon the execution and delivery of this Agreement and such Confirmation	Yes

BNY and Counterparty	A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be	Upon the execution and delivery of this Agreement and such Confirmation	Yes

BNY and the Counterparty	An opinion of counsel with respect to the due authorization, execution and enforceability of this Agreement and with respect to Counterparty a security interest opinion, in each case, acceptable to the other party hereto.	Upon the execution and delivery of this Agreement and such Confirmation	Yes

BNY	A copy of the most recent publicly available regulatory call reports of such party.	Promptly after request by the other party	Yes

6) Miscellaneous.

(a) Address for Notices: For the purposes of Section 12(a):

Address for notices or communications to BNY:

Address:	The Bank of New York
Swaps and Derivatives Products Group
Treasury Division
32 Old Slip, 15th Floor
New York, New York 10286
Attention:	Stephen M. Lawler
Facsimile:	212-495-1015
Phone:	212-804-2137

with a copy to:

Address:	The Bank of New York
Swaps and Derivative Products Group
32 Old Slip 16th Floor
New York, New York 10286
Attention:	Andrew Schwartz
Facsimile:	212-804-5818/5837
Phone:	212-804-5103

(For all purposes)

Address for notices or communications to Counterparty:

Address:	Wells Fargo Bank, N.A., as
Supplemental Interest Trust Trustee for
People Financial Realty Mortgage Securities Trust, Series 2006-1
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Client Manager, People’s Financial Realty Mortgage Securities Trust, Series 2006-1

With a copy to:

Address:	People’s Choice Home Loan Inc.
7515 Irvine Center Drive
Irvine, California 92618
Attn: General Counsel

Address:	People’s Choice Financial Corporation Asset Management Group
103 Carnegie Center, Suite 111
Princeton, NJ 08540
Attn: Head of Asset Management

(For all purposes)

(b) Process Agent. For the purpose of Section 13(c):

BNY appoints as its Process Agent: Not Applicable

Counterparty appoints as its Process Agent: Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor Counterparty have any Offices other than as set forth in the Notices Section (without regard to any address to which copies of notices shall be delivered) and BNY agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section10(c):

BNY is not a Multibranch Party.

Counterparty is not a Multibranch Party.

(e) Credit Support Document. Not applicable for either BNY, except with respect to collateral posted pursuant to Section 9, or Counterparty.

(f) Credit Support Provider.

BNY: Not applicable, except with respect to any guaranty delivered pursuant to Section 9.

Counterparty: Not applicable

(g) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401.

(h) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(i) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(j) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any proceeding under federal or state law relating to this Agreement or any Credit Support Document.

(k) Set-Off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.

(l) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(m) Additional Definitional Provisions. As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Moody’s” means Moody’s Investors Service, Inc., or any successor.

“Fitch” means Fitch Ratings, or any successor.

“S&P” means Standard & Poor’s Ratings Services, or any successor.

(n) Supplemental Interest Trust Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Supplemental Interest Trust Trustee, not individually or personally but solely as Supplemental Interest Trust Trustee, (b) each of the representations, undertakings and agreements herein made on the part of Counterparty are made and intended not as personal representations, undertakings and agreements by Wells Fargo Bank, National Association but is made and intended for the purpose of binding only Counterparty, (c) nothing herein contained shall be construed as creating any liability on Wells Fargo Bank, National Association or the Securities Administrator acting on behalf of Wells Fargo Bank, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve either Wells Fargo Bank, National Association or the Securities Administrator from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall either Wells Fargo Bank, National Association or the Securities Administrator acting on behalf of Wells Fargo Bank, National Association be personally liable for the payment of any indebtedness or expenses of Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Counterparty under this Agreement or any other related documents. Any resignation or removal of Wells Fargo Bank, National Association as Supplemental Interest Trust Trustee under the Pooling and Servicing Agreement shall require the assignment of this agreement to Wells Fargo Bank, National Association’s replacement.

(o) Additional Provisions. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Counterparty.

7) “Affiliate”: BNY and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Additional Termination Events. Additional Termination Events will apply: The following shall constitute Additional Termination Events, and the Affected Party in respect thereof shall be as designated below:

(a) If a Collateralization Event or a Ratings Event has occurred and BNY has not, within 21 days or 10 days, respectively, complied with Paragraph 4(9) of this Confirmation. then an

Additional Termination Event shall have occurred as to which BNY shall be the sole Affected Party.

(b) If (i) the Terminator gives notice pursuant to Section 10.01 of the Pooling and Servicing Agreement to BNY or the Supplemental Interest Trust Trustee of its termination of the Trust, or if notice is otherwise received by BNY or the Supplemental Interest Trust Trustee from the Servicer or the Subservicer of its termination of the Trust in accordance with the Pooling and Servicing Agreement, (ii) a final distribution notice is given to BNY or to the Certificateholders under Section 10.01 of the Pooling and Servicing Agreement, (iii) an Event of Default occurs under the Pooling and Servicing Agreement followed by the liquidation of any or all of the Trust Estate pursuant to Section 8.01 of the Pooling and Servicing Agreement, (iv) any other notice of the occurrence of an early termination of the Pooling and Servicing Agreement or a final distribution thereunder is provided to the Supplemental Interest Trust Trustee, the Certificateholders or BNY, or (v) the Pooling and Servicing Agreement is modified without the consent of BNY and such modification materially and adversely affects BNY’s interest. The Counterparty shall be the sole Affected Party.

(c) BNY shall fail to comply with the provisions of Paragraph 4(10) of this Confirmation within the time provided for therein. BNY shall be the sole Affected Party.

9) Rating Agency Downgrade. For purposes of each Transaction:

(i) Certain Definitions.

(A) “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, that the Trustee shall have received prior written confirmation from each of the applicable Rating Agencies, and shall have provided notice thereof to BNY, that the proposed action or inaction (x) would not cause a downgrade or withdrawal of the then-current ratings of the Certificates, or (y) will result in reconfirmation of all ratings of the Certificates which were in effect immediately prior thereto, as the case may be.

(B) “Qualifying Ratings” means, with respect to the debt of any assignee or guarantor under Paragraph 4(9)(ii) below,

(x) Moody’s. a short-term unsecured and unsubordinated debt rating of at least “P-1” (not on watch for downgrade), and a long-term unsecured and unsubordinated debt of at least “A1” (not on watch for downgrade) (or, if it has no short-term unsecured and unsubordinated debt rating from Moody’s, a long term rating of at least “Aa3” (not on watch for downgrade), by Moody’s, and

(y) S&P. a short-term unsecured and unsubordinated debt rating of at least “A-1” by S&P, (or, if it has no short-term unsecured and unsubordinated debt rating from S&P, a long term unsecured and unsubordinated debt rating of at least “A+” from S&P, and

(z) Fitch. a short-term unsecured and unsubordinated debt rating of at least “F-1” by Fitch and long-term unsecured and unsubordinated debt rating of at least “A” from Fitch.

(C) A “Collateralization Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x) Moody’s. its short-term unsecured and unsubordinated debt rating is reduced to “P-1” (and is on watch for downgrade) or below, and its long-term unsecured and unsubordinated debt is reduced to “A1” (and is on watch for downgrade) or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “Aa3” (and is on watch for downgrade) or below) by Moody’s, or

(y) S&P. its short-term unsecured and unsubordinated debt rating is reduced below “A-1” by S&P (or, if it has no short-term unsecured and unsubordinated debt rating from S&P, a long term unsecured and unsubordinated debt rating of at least “A+” from S&P); or

(z) Fitch. its short-term unsecured and unsubordinated debt rating is reduced below “F-1” by Fitch or its long-term unsecured and unsubordinated debt rating is reduced below “A” by Fitch.

(D) A “Ratings Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x) Moody’s. its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to “P-2” or below by Moody’s and its long-term unsecured and unsubordinated debt is reduced to “A3” or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “A2” or below) by Moody’s, or

(y) S&P. its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “BBB-” by S&P, or

(z) Fitch. its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “BBB-” by Fitch.

For purposes of (C) and (D) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider, but they shall be deemed not to occur if, within 21 days (or, in the case of a Ratings Event, 10 Business Days) thereafter, each of the applicable Rating Agencies has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto. For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral.

(ii) Actions to be Taken Upon Occurrence of Event. Subject, in each case set forth in (A) and (B) below, to satisfaction of the Rating Agency Condition:

(A) Collateralization Event. If a Collateralization Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within 21 days of such Collateralization Ratings Event:

(1) post collateral under agreements and other instruments approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates,

(2) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

(3) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

(4) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of their Certificates.

(B) Ratings Event. If a Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within ten (10) Business Days of such Ratings Event:

(1) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

(2) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

(3) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates.

10) Compliance with Regulation AB. For purposes of Item 1115 of Subpart 229.1100 – Asset Backed Securities (Regulation AB) (17 C.F.R. ss.ss.229.1100 – 229.1123) (“Regulation AB”) under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as amended and interpreted by the Securities and Exchange Commission and its staff, if the Depositor or the Counterparty makes a determination, acting reasonably and in good faith, that (x) the applicable “significance percentage” with respect to this Agreement has been reached, and (y) it has a reporting obligation under the Exchange Act, then BNY shall, within five (5) Business Days after notice to that effect, at its sole expense, take one of the following actions (each subject to satisfaction of the applicable requirements of the Rating Agencies): (1) provide (including, if permitted by Regulation AB, provision by reference to reports filed pursuant to the Exchange Act or otherwise publicly available information): (A) the financial data required by Item 301 of Regulation S–K (17 C.F.R. §229.301), pursuant to Item 1115(b)(1); (B) financial statements meeting the requirements of Regulation S–X (17 C.F.R. §§210.1–01 through 210.12–29, but excluding 17 C.F.R. ss. 210.3–05 and Article 11 of Regulation S–X (17 C.F.R. ss. ss. 210.11–01 through 210.11–03)), pursuant to Item 1115(b)(2); or (C) such other financial information as may at the time be required or permitted to be provided in satisfaction of the requirements of Item 1115(b), together with accountants consents and/or a procedure letter relating thereto; or (2) deliver collateral pursuant to an ISDA Credit Support Annex (subject to New York Law) in an amount sufficient to reduce the “significance percentage” below the requirements of Item 1115(b)(1) or of Item 1115(b)(2), respectively; or (3) secure another entity able to comply with the requirements of Item 1115(b) of Regulation AB to replace BNY as party to this Agreement, on substantially similar terms, the debt rating of which entity (or credit support provider therefor) meets or exceeds the applicable requirements of the applicable Rating Agencies.

11) Payment Instructions. BNY hereby agrees that, unless notified in writing by Counterparty of other payment instructions, any and all amounts payable by BNY to Counterparty under this Agreement shall be paid to Counterparty at the account specified in Paragraph 5 of this Confirmation.

12) Additional Representations. Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g) Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction (and, with respect to (6) below, at all times) that:—

(1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

(5) Eligible Contract Participant. (A) It is an “eligible contract participant” as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction is executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

(6) ERISA. It is not a pension plan or employee benefits plan, and it is not using assets of any such plan in connection with the Transaction hereunder.”

13) Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty or the Securities Administrator on behalf of the Counterparty, hereunder are limited recourse obligations of Counterparty or the Securities Administrator on behalf of the Counterparty, payable solely from the Payment Account and the proceeds thereof, in accordance with and in the priority described in the terms of the Pooling and Servicing Agreement. In the event that the amounts available to make such payments under the Pooling and Servicing Agreement should be insufficient to satisfy all claims outstanding and following the termination of the Payment Account, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. Neither the Supplemental Interest Trust Trustee nor the Securities Administrator shall have liability for any failure or delay in making a payment hereunder to BNY due to any failure or delay in receiving amounts in the Payment Account from the Issuer.

14) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Agreement shall be permitted by either party unless each of S&P, Moody’s and Fitch, has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings on the certificates issued under the Pooling and Servicing Agreement (the “Certificates”).

15) Proceedings. BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty or the Supplemental Interest Trust Trustee or any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) following payment in full of the Certificates.

5. Account Details and Settlement Information:

Payments to BNY:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Caps

Payments to Counterparty:

Comerica Bank

1650 Ximeno Ave.,

Long Beach, CA 90804

ABA #: 121137522

Beneficiary: People’s Choice Home Loan, Inc.

Beneficiary Account: 1891206680 General Account

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BNY a facsimile of the fully-executed Confirmation follow by a fully executed Original to The Bank of New York 32 Old Slip, 16th Floor, New York, New York 10286 Attn: Kenny Au-Yeung, Facsimile No. 212-804-5818/5837.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:	/s/ Renee Etheart
Name: Renee Etheart
Title: Vice President

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

PEOPLE’S CHOICE HOME LOAN SECURITIES CORP.

By:	/s/ Brad Plantiko
Name: Brad Plantiko Title: Treasurer, CFO and CAO

SCHEDULE I

(subject to adjustment in accordance with the Following Business Day Convention)

From and including	To but excluding	Notional Amount (in USD)
08/09/06	08/25/06	1,003,167,728.82
08/25/06	09/25/06	992,994,081.38
09/25/06	10/25/06	979,952,900.90
10/25/06	11/25/06	963,416,520.09
11/25/06	12/25/06	945,365,576.77
12/25/06	01/25/07	925,800,070.94
01/25/07	02/25/07	904,720,002.60
02/25/07	03/25/07	882,125,371.74
03/25/07	04/25/07	855,495,169.38
04/25/07	05/25/07	827,200,674.02
05/25/07	06/25/07	798,701,776.24
06/25/07	07/25/07	770,786,368.26
07/25/07	08/25/07	743,265,589.84
08/25/07	09/25/07	716,578,182.88
09/25/07	10/25/07	691,433,949.87
10/25/07	11/25/07	664,826,374.87
11/25/07	12/25/07	637,391,993.05
12/25/07	01/25/08	599,293,108.01
01/25/08	02/25/08	563,310,545.16
02/25/08	03/25/08	529,519,464.00
03/25/08	04/25/08	497,780,949.84
04/25/08	05/25/08	467,956,475.47
05/25/08	06/25/08	439,993,833.26
06/25/08	07/25/08	325,147,884.14
07/25/08	08/25/08	305,375,617.75
08/25/08	09/25/08	286,789,540.18
09/25/08	10/25/08	269,310,813.14
10/25/08	11/25/08	252,827,953.96
11/25/08	12/25/08	243,050,957.66
12/25/08	01/25/09	233,718,259.14
01/25/09	02/25/09	224,711,879.09

02/25/09	03/25/09	216,018,408.84
03/25/09	04/25/09	207,626,735.01
04/25/09	05/25/09	199,526,188.38
05/25/09	06/25/09	191,706,859.81
06/25/09	07/25/09	184,158,794.85
07/25/09	08/25/09	176,871,942.91
08/25/09	09/25/09	169,840,060.57
09/25/09	10/25/09	163,081,409.56
10/25/09	11/25/09	156,573,314.71
11/25/09	12/25/09	150,287,960.67
12/25/09	01/25/10	144,216,161.47
01/25/10	02/25/10	138,350,629.05
02/25/10	03/25/10	132,684,327.19
03/25/10	04/25/10	127,210,460.74
04/25/10	05/25/10	121,922,467.31
05/25/10	06/25/10	116,814,009.27
06/25/10	07/25/10	111,878,966.05
07/25/10	08/25/10	107,111,426.62
08/25/10	09/25/10	102,505,682.30
09/25/10	10/25/10	98,056,219.86
10/25/10	11/25/10	93,757,714.71
11/25/10	12/25/10	89,605,024.49
12/25/10	01/25/11	85,593,182.76
01/25/11	02/25/11	81,717,392.99
02/25/11	03/25/11	77,973,022.72
03/25/11	04/25/11	74,355,597.87
04/25/11	05/25/11	70,860,838.92
05/25/11	06/25/11	67,477,326.19

DATE:	August 9, 2006

TO:	Wells Fargo Bank, N.A., not in its individual capacity but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust of People’s Financial Realty Mortgage Securities Trust, Series 2006-1
Phone #: 410-884-2196
Fax #: 410-715-4513

ATTN:	Corporate Trust Administration

FROM:	The Bank of New York
Derivative Products Support Department
32 Old Slip, 16th Floor
New York, New York 10286
Attn: Kenny Au-Yeung
Phone #: 212-804-5103
Fax #: 212-804-5818/5837

RE:	Transaction Reference Number: 38204

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“BNY”) and Wells Fargo Bank, N.A., not in its individual capacity but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust of People’s Financial Realty Mortgage Securities Trust, Series 2006-1 (“Counterparty”), under the Pooling and Servicing Agreement, dated as of July 1, 2006, among People’s Choice Home Loan Securities Corp., as Depositor, Wells Fargo Bank, National Association, as Master Servicer, Securities Administrator, and Supplemental Interest Trust Trustee, People’s Choice Home Loan, Inc., as the Seller, HSBC Bank USA, National Association, as the Trustee and EMC Mortgage Corporation, as the Servicer (the “Pooling and Servicing Agreement”, capitalized terms defined therein and not otherwise defined herein having the meanings herein as therein defined). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a “Confirmation” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1. Definitions; ISDA Form Master Agreement. This Agreement incorporates the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”), but rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction, and this Confirmation supplements, forms part of and is subject to the same. Terms capitalized but not defined herein (except in the Definitions) shall have the respective meanings attributed to them in the Pooling and Servicing Agreement. Each party hereto agrees that the Master Agreement deemed to have been executed by the parties hereto shall be the same Master Agreement referred to in the agreement setting forth the terms of transaction reference number 38205. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Each reference to a “Section” (unless specifically referencing the Pooling and Servicing Agreement) or to a “Section” “of this Agreement” will be construed as a reference to a Section of the ISDA Form Master Agreement, and each reference to a “Paragraph” is to a Paragraph of this Confirmation.

2. Certain Transaction Terms. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	With respect to any Calculation Period, the amount set forth for such period on Schedule I attached hereto.

Trade Date:	July 28, 2006

Effective Date:	August 9, 2006

Termination Date	June 25, 2011, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amount:

Fixed Rate Payer:	Counterparty

Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing August 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Payer Payment Dates:	Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Rate:	5.67%

Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	BNY

Floating Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing August 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Floating Rate for initial Calculation Period:	Full one month LIBOR rate for August 9, 2006 and not an interpolated rate.

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York

Calculation Agent:	BNY

3. Additional Provisions. Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transaction, as applicable.

4. Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1) Netting. The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Master Agreement:

(a) “Specified Entity” is not applicable to BNY or Counterparty for any purpose.

(b) “Specified Transaction” is not applicable to BNY or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or Counterparty.

(c) The “Cross Default” provisions of Section 5(a)(vi) will not apply to BNY or to Counterparty.

(d) The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to BNY or Counterparty.

(e) “Bankruptcy Provisions”. With respect to Counterparty, Section 5(a) (vii) (2) shall be deleted in its entirety, “trustee” and “custodian” in Section 5(a)(vii)(6) shall not include the Supplemental Interest Trust Trustee, and the words “specifically authorized” are inserted before the word “action” in Section 5(a)(vii)(9).

(f) The “Automatic Early Termination” provision of Section 6(a) will not apply to BNY or to Counterparty.

(g) Payments on Early Termination. For the purpose of Section 6(e):

(i) Market Quotation will apply.

(ii) the Second Method will apply.

(h) “Termination Currency” means United States Dollars.

(i) Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

3) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of BNY and Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i) the accuracy of any representations made by the other party pursuant to Section 3(f);

(ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d);

provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f), each of BNY and Counterparty make the following representations.

The following representation will apply to BNY:

It is a “U.S. person” (as that term is used in section 1.441-4(a)(3)(ii) of the United States Treasury Regulation) for United States federal income tax purposes.

The following representation will apply to the Counterparty:

The beneficial owner of the payments made to the Counterparty under this Agreement, is either: (A) a “U.S. person” (as that term is used in section 1.441-4(a)(3)(ii) of the United States Treasury Regulation) for United States federal income tax purposes; or (B) (1) a “non-U.S. branch of a foreign person” as that term is used in section 1.1441-4(a)(3)(ii) of the Regulations for United States federal income tax purposes, and (2) a “foreign person” as that term is used in section 1.6041-4(a)(4) of the Regulations for United States federal income tax purposes…

4) Payment Defaults. The ISDA Form Master Agreement is hereby amended as follows:

The word “third” shall be replaced by the word “first” in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BNY and Counterparty	Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate	Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2) Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BNY and Counterparty	Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be	Upon the execution and delivery of this Agreement and such Confirmation	Yes

BNY and Counterparty	A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be	Upon the execution and delivery of this Agreement and such Confirmation	Yes

BNY and the Counterparty	An opinion of counsel with respect to the due authorization, execution and enforceability of this Agreement and with respect to Counterparty a security interest opinion, in each case, acceptable to the other party hereto.	Upon the execution and delivery of this Agreement and such Confirmation	Yes

BNY	A copy of the most recent publicly available regulatory call reports of such party.	Promptly after request by the other party	Yes

6) Miscellaneous.

(a) Address for Notices: For the purposes of Section 12(a):

Address for notices or communications to BNY:

Address:	The Bank of New York
Swaps and Derivatives Products Group
Treasury Division
32 Old Slip, 15th Floor
New York, New York 10286
Attention:	Stephen M. Lawler
Facsimile:	212-495-1015
Phone:	212-804-2137

with a copy to:

Address:	The Bank of New York
Swaps and Derivative Products Group
32 Old Slip 16th Floor
New York, New York 10286
Attention:	Andrew Schwartz
Facsimile:	212-804-5818/5837
Phone:	212-804-5103

(For all purposes)

Address for notices or communications to Counterparty:

Address:	Wells Fargo Bank, N.A., as
Supplemental Interest Trust Trustee for
People Financial Realty Mortgage Securities Trust, Series 2006-1
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Client Manager, People’s Financial Realty Mortgage Securities Trust, Series 2006-1

With a copy to:

Address:	People’s Choice Home Loan Inc.
7515 Irvine Center Drive
Irvine, California 92618
Attn: General Counsel

Address:	People’s Choice Financial Corporation Asset Management Group
103 Carnegie Center, Suite 111
Princeton, NJ 08540
Attn: Head of Asset Management

(For all purposes)

(b) Process Agent. For the purpose of Section 13(c):

BNY appoints as its Process Agent: Not Applicable

Counterparty appoints as its Process Agent: Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor Counterparty have any Offices other than as set forth in the Notices Section (without regard to any address to which copies of notices shall be delivered) and BNY agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section10(c):

BNY is not a Multibranch Party.

Counterparty is not a Multibranch Party.

(e) Credit Support Document. Not applicable for either BNY, except with respect to collateral posted pursuant to Section 9, or Counterparty.

(f) Credit Support Provider.

BNY: Not applicable, except with respect to any guaranty delivered pursuant to Section 9.

Counterparty: Not applicable

(g) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401.

(h) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(i) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(j) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any proceeding under federal or state law relating to this Agreement or any Credit Support Document.

(k) Set-Off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.

(l) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(m) Additional Definitional Provisions. As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Moody’s” means Moody’s Investors Service, Inc., or any successor.

“Fitch” means Fitch Ratings, or any successor.

“S&P” means Standard & Poor’s Ratings Services, or any successor.

(n) Supplemental Interest Trust Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Supplemental Interest Trust Trustee, not individually or personally but solely as Supplemental Interest Trust Trustee, (b) each of the representations, undertakings and agreements herein made on the part of Counterparty are made and intended not as personal representations, undertakings and agreements by Wells Fargo Bank, National Association but is made and intended for the purpose of binding only Counterparty, (c) nothing herein contained shall be construed as creating any liability on Wells Fargo Bank, National Association or the Securities Administrator acting on behalf of Wells Fargo Bank, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve either Wells Fargo Bank, National Association or the Securities Administrator from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall either Wells Fargo Bank, National Association or the Securities Administrator acting on behalf of Wells Fargo Bank, National Association be personally liable for the payment of any indebtedness or expenses of Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Counterparty under this Agreement or any other related documents. Any resignation or removal of Wells Fargo Bank, National Association as Supplemental Interest Trust Trustee under the Pooling and Servicing Agreement shall require the assignment of this agreement to Wells Fargo Bank, National Association’s replacement.

(o) Additional Provisions. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Counterparty.

7) “Affiliate”: BNY and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Additional Termination Events. Additional Termination Events will apply: The following shall constitute Additional Termination Events, and the Affected Party in respect thereof shall be as designated below:

(a) If a Collateralization Event or a Ratings Event has occurred and BNY has not, within 21 days or 10 days, respectively, complied with Paragraph 4(9) of this Confirmation. then an

Additional Termination Event shall have occurred as to which BNY shall be the sole Affected Party.

(b) If (i) the Terminator gives notice pursuant to Section 10.01 of the Pooling and Servicing Agreement to BNY or the Supplemental Interest Trust Trustee of its termination of the Trust, or if notice is otherwise received by BNY or the Supplemental Interest Trust Trustee from the Servicer or the Subservicer of its termination of the Trust in accordance with the Pooling and Servicing Agreement, (ii) a final distribution notice is given to BNY or to the Certificateholders under Section 10.01 of the Pooling and Servicing Agreement, (iii) an Event of Default occurs under the Pooling and Servicing Agreement followed by the liquidation of any or all of the Trust Estate pursuant to Section 8.01 of the Pooling and Servicing Agreement, (iv) any other notice of the occurrence of an early termination of the Pooling and Servicing Agreement or a final distribution thereunder is provided to the Supplemental Interest Trust Trustee, the Certificateholders or BNY, or (v) the Pooling and Servicing Agreement is modified without the consent of BNY and such modification materially and adversely affects BNY’s interest. The Counterparty shall be the sole Affected Party.

(c) BNY shall fail to comply with the provisions of Paragraph 4(10) of this Confirmation within the time provided for therein. BNY shall be the sole Affected Party.

9) Rating Agency Downgrade. For purposes of each Transaction:

(i) Certain Definitions.

(A) “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, that the Trustee shall have received prior written confirmation from each of the applicable Rating Agencies, and shall have provided notice thereof to BNY, that the proposed action or inaction (x) would not cause a downgrade or withdrawal of the then-current ratings of the Certificates, or (y) will result in reconfirmation of all ratings of the Certificates which were in effect immediately prior thereto, as the case may be.

(B) “Qualifying Ratings” means, with respect to the debt of any assignee or guarantor under Paragraph 4(9)(ii) below,

(x) Moody’s. a short-term unsecured and unsubordinated debt rating of at least “P-1” (not on watch for downgrade), and a long-term unsecured and unsubordinated debt of at least “A1” (not on watch for downgrade) (or, if it has no short-term unsecured and unsubordinated debt rating from Moody’s, a long term rating of at least “Aa3” (not on watch for downgrade), by Moody’s, and

(y) S&P. a short-term unsecured and unsubordinated debt rating of at least “A-1” by S&P, (or, if it has no short-term unsecured and unsubordinated debt rating from S&P, a long term unsecured and unsubordinated debt rating of at least “A+” from S&P, and

(z) Fitch. a short-term unsecured and unsubordinated debt rating of at least “F-1” by Fitch and long-term unsecured and unsubordinated debt rating of at least “A” from Fitch.

(C) A “Collateralization Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x) Moody’s. its short-term unsecured and unsubordinated debt rating is reduced to “P-1” (and is on watch for downgrade) or below, and its long-term unsecured and unsubordinated debt is reduced to “A1” (and is on watch for downgrade) or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “Aa3” (and is on watch for downgrade) or below) by Moody’s, or

(y) S&P. its short-term unsecured and unsubordinated debt rating is reduced below “A-1” by S&P (or, if it has no short-term unsecured and unsubordinated debt rating from S&P, a long term unsecured and unsubordinated debt rating of at least “A+” from S&P); or

(z) Fitch. its short-term unsecured and unsubordinated debt rating is reduced below “F-1” by Fitch or its long-term unsecured and unsubordinated debt rating is reduced below “A” by Fitch.

(D) A “Ratings Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x) Moody’s. its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to “P-2” or below by Moody’s and its long-term unsecured and unsubordinated debt is reduced to “A3” or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “A2” or below) by Moody’s, or

(y) S&P. its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “BBB-” by S&P, or

(z) Fitch. its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “BBB-” by Fitch.

For purposes of (C) and (D) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider, but they shall be deemed not to occur if, within 21 days (or, in the case of a Ratings Event, 10 Business Days) thereafter, each of the applicable Rating Agencies has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto. For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral.

(ii) Actions to be Taken Upon Occurrence of Event. Subject, in each case set forth in (A) and (B) below, to satisfaction of the Rating Agency Condition:

(A) Collateralization Event. If a Collateralization Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within 21 days of such Collateralization Ratings Event:

(1) post collateral under agreements and other instruments approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates,

(2) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

(3) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

(4) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of their Certificates.

(B) Ratings Event. If a Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within ten (10) Business Days of such Ratings Event:

(1) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

(2) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

(3) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates.

10) Compliance with Regulation AB. For purposes of Item 1115 of Subpart 229.1100 – Asset Backed Securities (Regulation AB) (17 C.F.R. ss.ss.229.1100 – 229.1123) (“Regulation AB”) under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as amended and interpreted by the Securities and Exchange Commission and its staff, if the Depositor or the Counterparty makes a determination, acting reasonably and in good faith, that (x) the applicable “significance percentage” with respect to this Agreement has been reached, and (y) it has a reporting obligation under the Exchange Act, then BNY shall, within five (5) Business Days after notice to that effect, at its sole expense, take one of the following actions (each subject to satisfaction of the applicable requirements of the Rating Agencies): (1) provide (including, if permitted by Regulation AB, provision by reference to reports filed pursuant to the Exchange Act or otherwise publicly available information): (A) the financial data required by Item 301 of Regulation S–K (17 C.F.R. §229.301), pursuant to Item 1115(b)(1); (B) financial statements meeting the requirements of Regulation S–X (17 C.F.R. §§210.1–01 through 210.12–29, but excluding 17 C.F.R. ss. 210.3–05 and Article 11 of Regulation S–X (17 C.F.R. ss. ss. 210.11–01 through 210.11–03)), pursuant to Item 1115(b)(2); or (C) such other financial information as may at the time be required or permitted to be provided in satisfaction of the requirements of Item 1115(b), together with accountants consents and/or a procedure letter relating thereto; or (2) deliver collateral pursuant to an ISDA Credit Support Annex (subject to New York Law) in an amount sufficient to reduce the “significance percentage” below the requirements of Item 1115(b)(1) or of Item 1115(b)(2), respectively; or (3) secure another entity able to comply with the requirements of Item 1115(b) of Regulation AB to replace BNY as party to this Agreement, on substantially similar terms, the debt rating of which entity (or credit support provider therefor) meets or exceeds the applicable requirements of the applicable Rating Agencies.

11) Payment Instructions. BNY hereby agrees that, unless notified in writing by Counterparty of other payment instructions, any and all amounts payable by BNY to Counterparty under this Agreement shall be paid to Counterparty at the account specified in Paragraph 5 of this Confirmation.

12) Additional Representations. Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g) Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction (and, with respect to (6) below, at all times) that:—

(1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

(5) Eligible Contract Participant. (A) It is an “eligible contract participant” as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction is executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

(6) ERISA. It is not a pension plan or employee benefits plan, and it is not using assets of any such plan in connection with the Transaction hereunder.”

13) Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty or the Securities Administrator on behalf of the Counterparty, hereunder are limited recourse obligations of Counterparty or the Securities Administrator on behalf of the Counterparty, payable solely from the Payment Account and the proceeds thereof, in accordance with and in the priority described in the terms of the Pooling and Servicing Agreement. In the event that the amounts available to make such payments under the Pooling and Servicing Agreement should be insufficient to satisfy all claims outstanding and following the termination of the Payment Account, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. Neither the Supplemental Interest Trust Trustee nor the Securities Administrator shall have liability for any failure or delay in making a payment hereunder to BNY due to any failure or delay in receiving amounts in the Payment Account from the Issuer.

14) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Agreement shall be permitted by either party unless each of S&P, Moody’s and Fitch, has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings on the certificates issued under the Pooling and Servicing Agreement (the “Certificates”).

15) Proceedings. BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty or the Supplemental Interest Trust Trustee or any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) following payment in full of the Certificates.

5. Account Details and Settlement Information:

Payments to BNY:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Caps

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA #: 121000248

SAS Clearing Account #: 3970771416

F/F/C: 50938601, People’s Financial Realty Mortgage Securities

Trust, Series 2006-1

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BNY a facsimile of the fully-executed Confirmation follow by a fully executed Original to The Bank of New York 32 Old Slip, 16th Floor, New York, New York 10286 Attn: Kenny Au-Yeung, Facsimile No. 212-804-5818/5837.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:	/s/ Renee Etheart
Name: Renee Etheart Title: Vice President

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE FOR THE SUPPLEMENTAL INTEREST TRUST OF PEOPLE’S FINANCIAL REALTY MORTGAGE SECURITIES TRUST, SERIES 2006-1

By:	/s/ Darron C. Woodus
Name: Darron C. Woodus Title: Assistant Vice President

SCHEDULE I

(subject to adjustment in accordance with the Following Business Day Convention)

From and including	To but excluding	Notional Amount (in USD)
08/09/06	08/25/06	1,003,167,728.82
08/25/06	09/25/06	992,994,081.38
09/25/06	10/25/06	979,952,900.90
10/25/06	11/25/06	963,416,520.09
11/25/06	12/25/06	945,365,576.77
12/25/06	01/25/07	925,800,070.94
01/25/07	02/25/07	904,720,002.60
02/25/07	03/25/07	882,125,371.74
03/25/07	04/25/07	855,495,169.38
04/25/07	05/25/07	827,200,674.02
05/25/07	06/25/07	798,701,776.24
06/25/07	07/25/07	770,786,368.26
07/25/07	08/25/07	743,265,589.84
08/25/07	09/25/07	716,578,182.88
09/25/07	10/25/07	691,433,949.87
10/25/07	11/25/07	664,826,374.87
11/25/07	12/25/07	637,391,993.05
12/25/07	01/25/08	599,293,108.01
01/25/08	02/25/08	563,310,545.16
02/25/08	03/25/08	529,519,464.00
03/25/08	04/25/08	497,780,949.84
04/25/08	05/25/08	467,956,475.47
05/25/08	06/25/08	439,993,833.26
06/25/08	07/25/08	325,147,884.14
07/25/08	08/25/08	305,375,617.75
08/25/08	09/25/08	286,789,540.18
09/25/08	10/25/08	269,310,813.14
10/25/08	11/25/08	252,827,953.96
11/25/08	12/25/08	243,050,957.66
12/25/08	01/25/09	233,718,259.14
01/25/09	02/25/09	224,711,879.09

02/25/09	03/25/09	216,018,408.84
03/25/09	04/25/09	207,626,735.01
04/25/09	05/25/09	199,526,188.38
05/25/09	06/25/09	191,706,859.81
06/25/09	07/25/09	184,158,794.85
07/25/09	08/25/09	176,871,942.91
08/25/09	09/25/09	169,840,060.57
09/25/09	10/25/09	163,081,409.56
10/25/09	11/25/09	156,573,314.71
11/25/09	12/25/09	150,287,960.67
12/25/09	01/25/10	144,216,161.47
01/25/10	02/25/10	138,350,629.05
02/25/10	03/25/10	132,684,327.19
03/25/10	04/25/10	127,210,460.74
04/25/10	05/25/10	121,922,467.31
05/25/10	06/25/10	116,814,009.27
06/25/10	07/25/10	111,878,966.05
07/25/10	08/25/10	107,111,426.62
08/25/10	09/25/10	102,505,682.30
09/25/10	10/25/10	98,056,219.86
10/25/10	11/25/10	93,757,714.71
11/25/10	12/25/10	89,605,024.49
12/25/10	01/25/11	85,593,182.76
01/25/11	02/25/11	81,717,392.99
02/25/11	03/25/11	77,973,022.72
03/25/11	04/25/11	74,355,597.87
04/25/11	05/25/11	70,860,838.92
05/25/11	06/25/11	67,477,326.19

DATE:	August 9, 2006

TO:	Wells Fargo Bank, N.A., not in its individual capacity but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust of People’s Financial Realty Mortgage Securities Trust, Series 2006-1
Phone #: 410-884-2196
Fax #: 410-715-4513

ATTN:	Corporate Trust Administration

FROM:	The Bank of New York
Derivative Products Support Department
32 Old Slip, 16th Floor
New York, New York 10286
Attn: Kenny Au-Yeung
Phone #: 212-804-5103
Fax #: 212-804-5818/5837

RE:	Transaction Reference Number: 38205

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“BNY”) and Wells Fargo Bank, N.A., not in its individual capacity but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust of People’s Financial Realty Mortgage Securities Trust, Series 2006-1 (“Counterparty”), under the Pooling and Servicing Agreement, dated as of July 1, 2006, among People’s Choice Home Loan Securities Corp., as Depositor, Wells Fargo Bank, National Association, as Master Servicer, Securities Administrator, and Supplemental Interest Trust Trustee, People’s Choice Home Loan, Inc., as the Seller, HSBC Bank USA, National Association, as the Trustee and EMC Mortgage Corporation, as the Servicer (the “Pooling and Servicing Agreement”, capitalized terms defined therein and not otherwise defined herein having the meanings herein as therein defined). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a “Confirmation” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1. Definitions; ISDA Form Master Agreement. This Agreement incorporates the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”), but rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction, and this Confirmation supplements, forms part of and is subject to the same. Terms capitalized but not defined herein (except in the Definitions) shall have the respective meanings attributed to them in the Pooling and Servicing Agreement. Each party hereto agrees that the Master Agreement deemed to have been executed by the parties hereto shall be the same Master Agreement referred to in the agreement setting forth the terms of transaction reference number 38204. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Each reference to a “Section” (unless specifically referencing the Pooling and Servicing Agreement) or to a “Section” “of this Agreement”

will be construed as a reference to a Section of the ISDA Form Master Agreement, and each reference to a “Paragraph” is to a Paragraph of this Confirmation.

2. Certain Transaction Terms. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	With respect to any Calculation Period, the amount set forth for such period on Schedule I attached hereto.

Trade Date:	July 28, 2006

Effective Date:	July 25, 2007

Termination Date	February 25, 2011, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amount:

Fixed Amount Payer:	Counterparty

Fixed Amount:	USD 190,000.00

Fixed Amount Payment Date:	August 9, 2006

Floating Amounts:

Floating Rate Payer:	BNY

Cap Rate:	6.00%

Floating Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing August 25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York

Calculation Agent:	BNY

3. Additional Provisions. Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transaction, as applicable.

4. Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1) Netting. The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Master Agreement:

(a) “Specified Entity” is not applicable to BNY or Counterparty for any purpose.

(b) “Specified Transaction” is not applicable to BNY or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or Counterparty.

(c) The “Cross Default” provisions of Section 5(a)(vi) will not apply to BNY or to Counterparty.

(d) The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to BNY or Counterparty.

(e) “Bankruptcy Provisions”. With respect to Counterparty, Section 5(a) (vii) (2) shall be deleted in its entirety, “trustee” and “custodian” in Section 5(a)(vii)(6) shall not include the Supplemental Interest Trust Trustee, and the words “specifically authorized” are inserted before the word “action” in Section 5(a)(vii)(9).

(f) The “Automatic Early Termination” provision of Section 6(a) will not apply to BNY or to Counterparty.

(g) Payments on Early Termination. For the purpose of Section 6(e):

(i) Market Quotation will apply.

(ii) the Second Method will apply.

(h) “Termination Currency” means United States Dollars.

(i) Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

3) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of BNY and Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i) the accuracy of any representations made by the other party pursuant to Section 3(f);

(ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d);

provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f), each of BNY and Counterparty make the following representations.

The following representation will apply to BNY:

It is a “U.S. person” (as that term is used in section 1.441-4(a)(3)(ii) of the United States Treasury Regulation) for United States federal income tax purposes.

The following representation will apply to the Counterparty:

The beneficial owner of the payments made to the Counterparty under this Agreement, is either: (A) a “U.S. person” (as that term is used in section 1.441-4(a)(3)(ii) of the United States Treasury Regulation) for United States federal income tax purposes; or (B) (1) a “non-U.S. branch of a foreign person” as that term is used in section 1.1441-4(a)(3)(ii) of the Regulations for United States federal income tax purposes, and (2) a “foreign person” as that term is used in section 1.6041-4(a)(4) of the Regulations for United States federal income tax purposes…

4) Payment Defaults. The ISDA Form Master Agreement is hereby amended as follows:

The word “third” shall be replaced by the word “first” in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BNY and Counterparty	Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate	Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2) Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BNY and Counterparty	Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be	Upon the execution and delivery of this Agreement and such Confirmation	Yes

BNY and Counterparty	A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be	Upon the execution and delivery of this Agreement and such Confirmation	Yes

BNY and the Counterparty	An opinion of counsel with respect to the due authorization, execution and enforceability of this Agreement and with respect to Counterparty a security interest opinion, in each case, acceptable to the other party hereto.	Upon the execution and delivery of this Agreement and such Confirmation	Yes

BNY	A copy of the most recent publicly available regulatory call reports of such party.	Promptly after request by the other party	Yes

6) Miscellaneous.

(a) Address for Notices: For the purposes of Section 12(a):

Address for notices or communications to BNY:

Address:	The Bank of New York
Swaps and Derivatives Products Group
Treasury Division
32 Old Slip, 15th Floor
New York, New York 10286
Attention:	Stephen M. Lawler
Facsimile:	212-495-1015
Phone:	212-804-2137

with a copy to:

Address:	The Bank of New York
Swaps and Derivative Products Group
32 Old Slip 16th Floor
New York, New York 10286
Attention:	Andrew Schwartz
Facsimile:	212-804-5818/5837
Phone:	212-804-5103

(For all purposes)

Address for notices or communications to Counterparty:

Address:	Wells Fargo Bank, N.A., as
Supplemental Interest Trust Trustee for People Financial Realty Mortgage Securities Trust, Series 2006-1 9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Client Manager, People’s Financial Realty Mortgage Securities Trust, Series 2006-1

With a copy to:

Address:	People’s Choice Home Loan Inc.
7515 Irvine Center Drive
Irvine, California 92618
Attn: General Counsel

Address:	People’s Choice Financial Corporation Asset Management Group
103 Carnegie Center, Suite 111
Princeton, NJ 08540
Attn: Head of Asset Management

(For all purposes)

(b) Process Agent. For the purpose of Section 13(c):

BNY appoints as its Process Agent: Not Applicable

Counterparty appoints as its Process Agent: Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor Counterparty have any Offices other than as set forth in the Notices Section (without regard to any address to which copies of notices shall be delivered) and BNY agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section10(c):

BNY is not a Multibranch Party.

Counterparty is not a Multibranch Party.

(e) Credit Support Document. Not applicable for either BNY, except with respect to collateral posted pursuant to Section 9, or Counterparty.

(f) Credit Support Provider.

BNY: Not applicable, except with respect to any guaranty delivered pursuant to Section 9.

Counterparty: Not applicable

(g) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401.

(h) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(i) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(j) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any proceeding under federal or state law relating to this Agreement or any Credit Support Document.

(k) Set-Off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.

(l) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(m) Additional Definitional Provisions. As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Moody’s” means Moody’s Investors Service, Inc., or any successor.

“Fitch” means Fitch Ratings, or any successor.

“S&P” means Standard & Poor’s Ratings Services, or any successor.

(n) Supplemental Interest Trust Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Supplemental Interest Trust Trustee, not individually or personally but solely as Supplemental Interest Trust Trustee, (b) each of the representations, undertakings and agreements herein made on the part of Counterparty are made and intended not as personal representations, undertakings and agreements by Wells Fargo Bank, National Association but is made and intended for the purpose of binding only Counterparty, (c)

nothing herein contained shall be construed as creating any liability on Wells Fargo Bank, National Association or the Securities Administrator acting on behalf of Wells Fargo Bank, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve either Wells Fargo Bank, National Association or the Securities Administrator from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall either Wells Fargo Bank, National Association or the Securities Administrator acting on behalf of Wells Fargo Bank, National Association be personally liable for the payment of any indebtedness or expenses of Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Counterparty under this Agreement or any other related documents. Any resignation or removal of Wells Fargo Bank, National Association as Supplemental Interest Trust Trustee under the Pooling and Servicing Agreement shall require the assignment of this agreement to Wells Fargo Bank, National Association’s replacement.

(o) Additional Provisions. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Counterparty.

7) “Affiliate”: BNY and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Additional Termination Events. Additional Termination Events will apply: The following shall constitute Additional Termination Events, and the Affected Party in respect thereof shall be as designated below:

(a) If a Collateralization Event or a Ratings Event has occurred and BNY has not, within 21 days or 10 days, respectively, complied with Paragraph 4(9) of this Confirmation. then an Additional Termination Event shall have occurred as to which BNY shall be the sole Affected Party.

(b) If (i) the Terminator gives notice pursuant to Section 10.01 of the Pooling and Servicing Agreement to BNY or the Supplemental Interest Trust Trustee of its termination of the Trust, or if notice is otherwise received by BNY or the Supplemental Interest Trust Trustee from the Servicer or the Subservicer of its termination of the Trust in accordance with the Pooling and Servicing Agreement, (ii) a final distribution notice is given to BNY or to the Certificateholders under Section 10.01 of the Pooling and Servicing Agreement, (iii) an Event of Default occurs under the Pooling and Servicing Agreement followed by the liquidation of any or all of the Trust Estate pursuant to Section 8.01 of the Pooling and Servicing Agreement, (iv) any other notice of the occurrence of an early termination of the Pooling and Servicing Agreement or a final distribution thereunder is provided to the Supplemental Interest Trust Trustee, the Certificateholders or BNY, or (v) the Pooling and Servicing Agreement is modified without the consent of BNY and such modification materially and adversely affects BNY’s interest. The Counterparty shall be the sole Affected Party.

(c) BNY shall fail to comply with the provisions of Paragraph 4(10) of this Confirmation within the time provided for therein. BNY shall be the sole Affected Party.

9) Rating Agency Downgrade. For purposes of each Transaction:

(i) Certain Definitions.

(A) “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, that the Trustee shall have received prior written confirmation from each of the applicable Rating Agencies, and shall have provided notice thereof to BNY, that the proposed action or inaction (x) would not cause a downgrade or withdrawal of the then-current ratings of the Certificates, or (y) will result in reconfirmation of all ratings of the Certificates which were in effect immediately prior thereto, as the case may be.

(B) “Qualifying Ratings” means, with respect to the debt of any assignee or guarantor under Paragraph 4(9)(ii) below,

(x) Moody’s. a short-term unsecured and unsubordinated debt rating of at least “P-1” (not on watch for downgrade), and a long-term unsecured and unsubordinated debt of at least “A1” (not on watch for downgrade) (or, if it has no short-term unsecured and unsubordinated debt rating from Moody’s, a long term rating of at least “Aa3” (not on watch for downgrade), by Moody’s, and

(y) S&P. a short-term unsecured and unsubordinated debt rating of at least “A-1” by S&P, (or, if it has no short-term unsecured and unsubordinated debt rating from S&P, a long term unsecured and unsubordinated debt rating of at least “A+” from S&P, and

(z) Fitch. a short-term unsecured and unsubordinated debt rating of at least “F-1” by Fitch and long-term unsecured and unsubordinated debt rating of at least “A” from Fitch.

(C) A “Collateralization Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x) Moody’s. its short-term unsecured and unsubordinated debt rating is reduced to “P-1” (and is on watch for downgrade) or below, and its long-term unsecured and unsubordinated debt is reduced to “A1” (and is on watch for downgrade) or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “Aa3” (and is on watch for downgrade) or below) by Moody’s, or

(y) S&P. its short-term unsecured and unsubordinated debt rating is reduced below “A-1” by S&P (or, if it has no short-term unsecured and unsubordinated debt rating from S&P, a long term unsecured and unsubordinated debt rating of at least “A+” from S&P); or

(z) Fitch. its short-term unsecured and unsubordinated debt rating is reduced below “F-1” by Fitch or its long-term unsecured and unsubordinated debt rating is reduced below “A” by Fitch.

(D) A “Ratings Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x) Moody’s. its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to “P-2” or below by Moody’s and its long-term unsecured and unsubordinated debt is reduced to “A3” or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “A2” or below) by Moody’s, or

(y) S&P. its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “BBB-” by S&P, or

(z) Fitch. its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “BBB-” by Fitch.

For purposes of (C) and (D) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider, but they shall be deemed not to occur if, within 21 days (or, in the case of a Ratings Event, 10 Business Days) thereafter, each of the applicable Rating Agencies has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto. For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral.

(ii) Actions to be Taken Upon Occurrence of Event. Subject, in each case set forth in (A) and (B) below, to satisfaction of the Rating Agency Condition:

(A) Collateralization Event. If a Collateralization Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within 21 days of such Collateralization Ratings Event:

(1) post collateral under agreements and other instruments approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates,

(2) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

(3) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

(4) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of their Certificates.

(B) Ratings Event. If a Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within ten (10) Business Days of such Ratings Event:

(1) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

(2) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

(3) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates.

10) Compliance with Regulation AB. For purposes of Item 1115 of Subpart 229.1100 – Asset Backed Securities (Regulation AB) (17 C.F.R. ss.ss.229.1100 – 229.1123) (“Regulation AB”) under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as amended and interpreted by the Securities and Exchange Commission and its staff, if the Depositor or the Counterparty makes a determination, acting reasonably and in good faith, that (x) the applicable “significance percentage” with respect to this Agreement has been reached, and (y) it has a reporting obligation under the Exchange Act, then BNY shall, within five (5) Business Days after notice to that effect, at its sole expense, take one of the following actions (each subject to satisfaction of the applicable requirements of the Rating Agencies): (1) provide (including, if permitted by Regulation AB, provision by reference to reports filed pursuant to the Exchange Act or otherwise publicly available information): (A) the financial data required by Item 301 of Regulation S–K (17 C.F.R. §229.301), pursuant to Item 1115(b)(1); (B) financial statements meeting the requirements of Regulation S–X (17 C.F.R. §§210.1–01 through 210.12–29, but excluding 17 C.F.R. ss. 210.3–05 and Article 11 of Regulation S–X (17 C.F.R. ss. ss. 210.11–01 through 210.11–03)), pursuant to Item 1115(b)(2); or (C) such other financial information as may at the time be required or permitted to be provided in satisfaction of the requirements of Item 1115(b), together with accountants consents and/or a procedure letter relating thereto; or (2) deliver collateral pursuant to an ISDA Credit Support Annex (subject to New York Law) in an amount sufficient to reduce the “significance percentage” below the requirements of Item 1115(b)(1) or of Item 1115(b)(2), respectively; or (3) secure another entity able to comply with the requirements of Item 1115(b) of Regulation AB to replace BNY as party to this Agreement, on substantially similar terms, the debt rating of which entity (or credit support provider therefor) meets or exceeds the applicable requirements of the applicable Rating Agencies.

11) Payment Instructions. BNY hereby agrees that, unless notified in writing by Counterparty of other payment instructions, any and all amounts payable by BNY to Counterparty under this Agreement shall be paid to Counterparty at the account specified in Paragraph 5 of this Confirmation.

12) Additional Representations. Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g) Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction (and, with respect to (6) below, at all times) that:—

(1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

(5) Eligible Contract Participant. (A) It is an “eligible contract participant” as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction is executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

(6) ERISA. It is not a pension plan or employee benefits plan, and it is not using assets of any such plan in connection with the Transaction hereunder.”

13) Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty or the Securities Administrator on behalf of the Counterparty, hereunder are limited recourse obligations of Counterparty or the Securities Administrator on behalf of the Counterparty, payable solely from the Payment Account and the proceeds thereof, in accordance with and in the priority described in the terms of the Pooling and Servicing Agreement. In the event that the amounts available to make such payments under the Pooling and Servicing Agreement should be insufficient to satisfy all claims outstanding and following the termination of the Payment Account, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. Neither the Supplemental Interest Trust Trustee nor the Securities Administrator shall have liability for any failure or delay in making a payment hereunder to BNY due to any failure or delay in receiving amounts in the Payment Account from the Issuer.

14) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Agreement shall be permitted by either party unless each of S&P, Moody’s and Fitch, has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings on the certificates issued under the Pooling and Servicing Agreement (the “Certificates”).

15) Proceedings. BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty or the Supplemental Interest Trust Trustee or any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) following payment in full of the Certificates.

5. Account Details and Settlement Information:

Payments to BNY:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Caps

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA #: 121000248

SAS Clearing Account #: 3970771416

F/F/C: 50938601, People’s Financial Realty Mortgage Securities

Trust, Series 2006-1

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BNY a facsimile of the fully-executed Confirmation follow by a fully executed Original to The Bank of New York 32 Old Slip, 16th Floor, New York, New York 10286 Attn: Kenny Au-Yeung, Facsimile No. 212-804-5818/5837.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours, THE BANK OF NEW YORK

By:	/s/ Renee Etheart
Name: Renee Etheart Title: Vice President

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE FOR THE SUPPLEMENTAL INTEREST TRUST OF PEOPLE’S FINANCIAL REALTY MORTGAGE SECURITIES TRUST, SERIES 2006-1

By:	/s/ Darron C. Woodus
Name: Darron C. Woodus Title: Assistant Vice President

SCHEDULE I

(all dates subject to adjustment in accordance with the Following Business Day Convention)

From and including	To but excluding	Notional Amount (in USD)
7/25/2007	8/25/2007	2,048,775.29
8/25/2007	9/25/2007	4,097,550.58
9/25/2007	10/25/2007	6,146,325.86
10/25/2007	11/25/2007	8,195,101.15
11/25/2007	12/25/2007	10,243,876.44
12/25/2007	1/25/2008	12,292,651.73
1/25/2008	2/25/2008	14,341,427.01
2/25/2008	3/25/2008	16,390,202.30
3/25/2008	4/25/2008	18,438,977.59
4/25/2008	5/25/2008	20,487,752.88
5/25/2008	6/25/2008	22,536,528.16
6/25/2008	7/25/2008	24,585,303.45
7/25/2008	8/25/2008	28,638,266.93
8/25/2008	9/25/2008	32,221,804.57
9/25/2008	10/25/2008	35,327,361.00
10/25/2008	11/25/2008	38,040,013.23
11/25/2008	12/25/2008	34,624,503.14
12/25/2008	1/25/2009	31,318,190.12
1/25/2009	2/25/2009	28,215,861.01
2/25/2009	3/25/2009	25,314,522.52
3/25/2009	4/25/2009	22,597,730.24
4/25/2009	5/25/2009	20,055,772.47
5/25/2009	6/25/2009	17,679,037.34
6/25/2009	7/25/2009	15,458,775.30
7/25/2009	8/25/2009	13,387,115.75
8/25/2009	9/25/2009	20,418,998.09
9/25/2009	10/25/2009	23,699,978.79
10/25/2009	11/25/2009	22,362,382.69
11/25/2009	12/25/2009	21,131,069.37
12/25/2009	1/25/2010	20,001,444.03
1/25/2010	2/25/2010	18,967,590.64
2/25/2010	3/25/2010	18,024,603.52
3/25/2010	4/25/2010	17,166,499.10
4/25/2010	5/25/2010	16,388,111.06
5/25/2010	6/25/2010	15,684,651.68
6/25/2010	7/25/2010	15,051,581.77
7/25/2010	8/25/2010	14,484,598.67
8/25/2010	9/25/2010	13,979,647.78
9/25/2010	10/25/2010	13,532,867.84
10/25/2010	11/25/2010	13,140,570.18
11/25/2010	12/25/2010	12,721,184.72
12/25/2010	1/25/2011	12,220,041.76
1/25/2011	2/25/2011	11,772,240.25